UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 4, 2008

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Rock Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on February 4, 2008, the Compensation Committee (the "Committee") of the Board of Directors of Neose Technologies, Inc. (the "Company") determined the 2007 bonuses for the Company’s executive officers (the "Executive Officers") under the Company’s bonus program (previously described in the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2006, the "Bonus Program") in the following amounts: George J. Vergis, President and Chief Executive Officer: $136,500.00; Debra J. Poul, Senior Vice President, General Counsel and Secretary: $84,895.35; A. Brian Davis, Senior Vice President and Chief Financial Officer: $67,600.00; Bruce A. Wallin, Senior Vice President, Clinical Development and Chief Medical Officer: $60,420.44; and Valerie M. Mulligan, Senior Vice President, Quality and Regulatory Affairs: $59,676.84.

The achievement, or failure to achieve, the corporate and individual performance objectives established under the Bonus Program inform the Committee’s determination regarding the payment of annual bonuses, but is not entirely determinative. The Committee’s determination was based in part on its own evaluation of each Executive Officer’s performance. The Committee awarded bonuses to the Executive Officers at 50% of target for Dr. Vergis, Mr. Davis and Dr. Wallin and at 60% of target for Ms. Poul and Ms. Mulligan. For Dr. Vergis, the award was equivalent to 37.5% of his 2007 base salary; for Mr. Davis, the award was equal to 25% of his 2007 base salary; for Ms. Poul, the award was equivalent to 30% of her 2007 base salary; for Dr. Wallin, the award was equivalent to 23.24% of his 2007 base salary; and for Ms. Mulligan, the award was equivalent to 27.89% of her 2007 base salary. The bonus awards for Dr. Wallin and Ms. Mulligan reflect a proration of their respective target bonus amounts, due to their promotions from Vice President to Senior Vice President during 2007.

The Committee also awarded 2008 salary increases for all Executive Officers (other than Ms. Poul, whose employment ends in February 2008) equal to 4% of their 2007 base salary. As such, their base salaries for 2008 will be as follows: Dr. Vergis, $378,560.00; Mr. Davis, $281,216.00, Dr. Wallin, $270,400.00, and Ms. Mulligan, $222,560.00.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

February 7, 2008	By:	/s/ A. Brian Davis

Name: A. Brian Davis
Title: Senior Vice President and Chief Financial Officer